                                                                    Exhibit 99.1

                                                           CONTACTS: Rob Stewart
                                                              Investor Relations
FOR RELEASE                                                   Tel (949) 480-8300
April 29, 2003                                                Fax (949) 480-8301


                             ACACIA RESEARCH REPORTS
                              FIRST QUARTER RESULTS


         Newport Beach, Calif. - (BUSINESS WIRE) - April 29, 2003 - Acacia Research Corporation (Nasdaq: ACTG; CBMX) today reported first quarter results. Acacia Research Corporation comprises two operating groups, the Acacia Technologies group and the CombiMatrix group.

ACACIA RESEARCH CORPORATION CONSOLIDATED

FINANCIAL RESULTS

         Consolidated revenues for the first quarter of 2003 were $222,000 versus $249,000 in the comparable 2002 period. First quarter 2003 revenues were primarily comprised of revenues recognized by the CombiMatrix group related to the sale of a DNA Microarray Synthesizer to a Japanese university and other contract revenues.

         In addition, during the first quarter of 2003, CombiMatrix Corporation received cash payments totaling $1,739,000 pursuant to its agreements with Roche Diagnostics, GmbH ("Roche"), which have been recorded as deferred revenues, bringing total cash payments received from Roche since the inception of our relationship in July 2001 to $18,495,000.

         The first quarter 2003 consolidated net loss was $6,667,000 versus a consolidated net loss from operations of $6,427,000 in the comparable 2002 period.

FINANCIAL CONDITION

         Total consolidated assets were $91,283,000 as of March 31, 2003 compared to $97,071,000 as of December 31, 2002. Cash and cash equivalents and short-term investments on a consolidated basis totaled $49,667,000 as of March 31, 2003 compared to $54,688,000 as of December 31, 2002.


ACACIA TECHNOLOGIES GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)

FINANCIAL RESULTS

         The Acacia Technologies group began to recognize Digital Media Transmission ("DMT") technology license fee revenues in the first quarter of 2003. To date, the Acacia Technologies group has entered into 18 license agreements for its DMT technology. All of the Acacia Technologies group's DMT license agreements provide for recurring license fee payments to be made by the respective licensees over the term of the license.

         The first quarter 2003 division net loss was $1,494,000 versus $2,841,000 in the comparable 2002 period.

FINANCIAL CONDITION

         Total assets for the Acacia Technologies group were $44,698,000 as of March 31, 2003 compared to $47,212,000 as of December 31, 2002. Cash and cash equivalents totaled $37,097,000 as of March 31, 2003 compared to $39,792,000 as of December 31, 2002.


COMBIMATRIX GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)

FINANCIAL RESULTS

         Revenues for the first quarter of 2003 were $216,000 versus $249,000 in the comparable 2002 period. First quarter 2003 revenues were comprised of revenue related to the sale of a DNA Microarray Synthesizer to a Japanese university and other contract revenues.

         In addition, during the first quarter of 2003, the CombiMatrix group received cash payments totaling $1,739,000 pursuant to its agreements with Roche, which have been recorded as deferred revenues, bringing total cash payments received from Roche since the inception of our relationship in July 2001 to $18,495,000.

         The first quarter 2003 division net loss was $5,173,000 versus a division net loss of $3,586,000 in the comparable 2002 period.

FINANCIAL CONDITION

         Total assets for the CombiMatrix group were $46,810,000 as of March 31, 2003 compared to $49,973,000 as of December 31, 2002. Cash and cash equivalents and short-term investments totaled $12,570,000 as of March 31, 2003 compared to $14,896,000 as of December 31, 2002.


BUSINESS HIGHLIGHTS
-------------------

         Business highlights of the first quarter include:

         ACACIA TECHNOLOGIES GROUP:

         o In February 2003, the Acacia Technologies group licensed its DMT technology to Grupo Pegaso to cover Grupo Pegaso's products and services in Mexico. The Acacia Technologies group and Grupo Pegaso also formed a joint venture to license the DMT technology within Mexico. Grupo Pegaso is the partner with Spain's Telefonica in Mexico's second largest mobile telephony company, Telefonica Moviles (NYSE: TEM). Grupo Pegaso also markets satellite bandwidth in Mexico through a partnership with PanAmSat (Nasdaq: SPOT) and will soon distribute Internet content through a satellite platform. Grupo Pegaso is Mexico's leading producer of sports content for radio and participants in pay television and Internet via cable.

         o In February 2003, Acacia Media Technologies Corporation initiated patent infringement litigation in the United States District Court for the Central District of California against 39 Internet media companies. All of the defendants were previously notified of their infringing activity.

         COMBIMATRIX GROUP:

         o In March 2003, the CombiMatrix group's Japanese subsidiary sold a DNA Microarray Synthesizer to the Keio University School of Medicine in Tokyo, Japan. Under the terms of the agreement, Keio University purchased a CombiMatrix custom slide chip synthesizer and entered into an agreement to purchase microarrays that will be used for genomic research.

         A conference call is scheduled for today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern). Paul R. Ryan, Chairman and CEO of Acacia Research, Robert "Chip" Harris, President, and Amit Kumar, Ph.D., CEO of CombiMatrix Corporation will host the call.

         To listen to the presentation by phone, dial (800) 360-9865 for domestic callers and (973) 694-6836 for international callers. A replay of the audio presentation will be available for 30 days at (800) 428-6051 for domestic callers and (973) 709-2089 for international callers, both of whom will need to enter the code 290002 when prompted.

         The call is being webcast by CCBN and can be accessed at Acacia's website at www.acaciaresearch.com.


ABOUT ACACIA RESEARCH CORPORATION

         Acacia Research Corporation comprises two operating groups, Acacia Technologies group and CombiMatrix group. The Acacia Technologies group licenses its DMT and V-chip technologies to media and electronics companies. The DMT technology covers the transmission and receipt of digital audio and digital video content, commonly known as audio-on-demand, video-on-demand, and audio/video streaming, and is supported by 5 U.S. and 17 international patents.

         The CombiMatrix group is developing a platform technology to rapidly produce customizable active biochips, which are semiconductor-based tools for use in identifying and determining the roles of genes, gene mutations and proteins. The CombiMatrix group's technology has a wide range of applications, from DNA and RNA synthesis/diagnostics to immunochemical detection. Information about Acacia Research Corporation and the Acacia Technologies group is available at www.acaciaresearch.com. Information about the CombiMatrix group is available at www.combimatrix.com.

         Acacia Research-Acacia Technologies (Nasdaq: ACTG) and Acacia Research-CombiMatrix (Nasdaq: CBMX) are both classes of common stock issued by Acacia Research Corporation and are intended to reflect the performance of the respective operating groups and are not issued by the operating groups.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING THE RECENT ECONOMIC SLOWDOWN AFFECTING TECHNOLOGY COMPANIES, OUR ABILITY TO SUCCESSFULLY DEVELOP PRODUCTS, RAPID TECHNOLOGICAL CHANGE IN OUR MARKETS, CHANGES IN DEMAND FOR OUR FUTURE PRODUCTS, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.

                           ACACIA RESEARCH CORPORATION
                          SUMMARY FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)
                                   (UNAUDITED)

CONSOLIDATED BALANCE SHEET INFORMATION

                                       MARCH 31,        DECEMBER 31,
                                         2003               2002
                                         ----               ----

Total Assets                           $  91,283         $  97,071
                                       =========         =========
Total Liabilities                      $  20,142         $  19,041
                                       =========         =========
Minority Interests                     $   1,819         $   2,171
                                       =========         =========
Total Stockholders' Equity             $  69,322         $  75,859
                                       =========         =========

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      For the Three Months Ended
                                                                 -------------------------------------
                                                                   March 31, 2003      March 31, 2002
                                                                 -----------------   -----------------
Revenues:
    License fee income........................................   $              6    $             --
    Product revenue...........................................                209                  --
    Grant and contract revenue................................                  7                 249
                                                                 -----------------   -----------------

    Total revenues............................................                222                 249
                                                                 -----------------   -----------------

Operating expenses:
    Cost of sales.............................................                 77                  --
    Research and development expenses.........................              2,335               2,668
    Non-cash stock compensation
      expense - research and development......................                  2                 421
    Marketing, general and administrative expenses............              4,255               4,072
    Non-cash stock compensation
      expense - marketing, general and administrative.........                138               1,001
    Amortization of patents...................................                400                 564
                                                                 -----------------   -----------------

    Total operating expenses..................................              7,207               8,726
                                                                 -----------------   -----------------

    Operating loss............................................             (6,985)             (8,477)
                                                                 -----------------   -----------------

Total other income (expense)..................................                252                (454)
                                                                 -----------------   -----------------

Loss from continuing operations
  before income taxes and minority interests..................             (6,733)             (8,931)

Benefit for income taxes .....................................                 60                  69
                                                                 -----------------   -----------------

Loss from continuing operations before minority interests.....             (6,673)             (8,862)

Minority interests............................................                  6               2,435
                                                                 -----------------   -----------------

Net loss......................................................   $         (6,667)   $         (6,427)
                                                                 =================   =================

Loss per common share:
Attributable to the Acacia Technologies group:
  Net loss ...................................................   $         (1,494)   $         (2,841)
    Basic and diluted per share...............................              (0.08)              (0.14)


Attributable to the CombiMatrix group:
  Net loss....................................................   $         (5,173)   $         (3,586)
    Basic and diluted per share...............................              (0.23)              (0.16)

Weighted average shares - basic and diluted:
  Acacia Research - Acacia Technologies stock.................         19,640,808          19,640,808
                                                                 =================   =================
  Acacia Research - CombiMatrix stock.........................         22,983,278          22,950,551
                                                                 =================   =================

{Note: 2002 share and per-share information gives effect to Acacia Research
Corporation's recapitalization transaction as of January 1, 2002.}

                            ACACIA TECHNOLOGIES GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)
                                   (UNAUDITED)



GROUP BALANCE SHEET INFORMATION

                                        MARCH 31,       DECEMBER 31,
                                          2003              2002
                                          ----              ----

Total Assets                           $  44,698         $  47,212
                                       =========         =========
Total Liabilities                      $   4,784         $   5,183
                                       =========         =========
Minority Interests                     $   1,142         $   1,487
                                       =========         =========
Total Stockholders' Equity             $  38,772         $  40,542
                                       =========         =========


GROUP STATEMENTS OF OPERATIONS


                                                                 For the Three Months Ended
                                                               -------------------------------
                                                               March 31, 2003   March 31, 2002
                                                               --------------   --------------
Revenues:
  License fee income.......................................    $           6    $          --
                                                               --------------   --------------

     Total revenues........................................                6               --
                                                               --------------   --------------

Operating expenses:
  Marketing, general and administrative expenses...........            1,323            1,577
  Non-cash stock compensation - marketing, general and
    administrative.........................................               --               10
  Legal expenses - patents.................................              262              211
  Amortization of patents..................................              126              465
                                                               --------------   --------------

     Total operating expenses..............................            1,711            2,263
                                                               --------------   --------------

     Operating loss........................................           (1,705)          (2,263)
                                                               --------------   --------------

     Total other income (expenses).........................              185             (644)
                                                               --------------   --------------

Loss from continuing operations before
  income taxes and minority interests......................           (1,520)          (2,907)

Benefit for income taxes ..................................               26               29
                                                               --------------   --------------

Loss from continuing operations before
  minority interests.......................................           (1,494)          (2,878)

Minority interests.........................................               --               37
                                                               --------------   --------------

Division net loss..........................................    $      (1,494)   $      (2,841)
                                                               ==============   ==============


                                COMBIMATRIX GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE INFORMATION)
                                   (UNAUDITED)

GROUP BALANCE SHEET INFORMATION

                                        MARCH 31,       DECEMBER 31,
                                          2003              2002
                                          ----              ----

Total Assets                           $  46,810         $  49,973
                                       =========         =========
Total Liabilities                      $  15,583         $  13,972
                                       =========         =========
Minority Interests                     $     677         $     684
                                       =========         =========
Total Stockholders' Equity             $  30,550         $  35,317
                                       =========         =========

GROUP STATEMENTS OF OPERATIONS


                                                             For the Three Months Ended
                                                       --------------------------------------
                                                        March 31, 2003       March 31, 2002
                                                       -----------------    -----------------
Revenues:
  Product revenue..................................... $            209     $             --
  Grant and contract revenue..........................                7                  249
                                                       -----------------    -----------------

     Total revenues...................................              216                  249
                                                       -----------------    -----------------

Operating expenses:
  Cost of sales.......................................               77                   --
  Research and development expenses...................            2,335                2,668
  Non-cash compensation expense - research
    research and development..........................                2                  421
  Marketing, general and administrative expenses......            2,670                2,284
  Non-cash compensation expense - marketing, general
    and administrative................................              138                  991
  Amortization of patents.............................              274                   99
                                                       -----------------    -----------------

     Total operating expenses.........................            5,496                6,463
                                                       -----------------    -----------------

     Operating loss...................................           (5,280)              (6,214)
                                                       -----------------    -----------------

     Total other income...............................               67                  190
                                                       -----------------    -----------------

Loss from operations before income taxes
  and minority interests..............................           (5,213)              (6,024)

Benefit for income taxes .............................               34                   40
                                                       -----------------    -----------------

Loss from operations before minority interests........           (5,179)              (5,984)

Minority interests....................................                6                2,398
                                                       -----------------    -----------------

Division net loss..................................... $         (5,173)    $         (3,586)
                                                       =================    =================
